UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 29, 2022

New Mountain Guardian III BDC, L.L.C.

(Exact name of Registrant as specified in its charter)

Delaware	000-56072	84-1918127
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1633 Broadway, 48th Floor, New York, New York	10019
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 720-0300

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☒ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Amendment to Wells Fargo Facility

On June 29, 2022 (the “Fifth Amendment Closing Date”), New Mountain Guardian III BDC, L.L.C. (the “Company”) entered into Amendment No. 5 to Loan and Security Agreement (together with the exhibits and schedules thereto, the “Fifth Amendment”), by and among the Company as the collateral manager (in such capacity, the “Collateral Manager”), New Mountain Guardian III SPV, L.L.C., as the borrower (the “Borrower”), the Company, as the equityholder and seller, Wells Fargo Bank, National Association (“Wells Fargo Bank”), as the administrative agent (the “Administrative Agent”) and the lenders party thereto (the “Lenders”), which amended the Loan and Security Agreement (the “LSA”), dated as of August 30, 2019 (as amended by Amendment No. 1, dated as of September 27, 2019, Amendment No. 2, dated as of June 29, 2021, Amendment No. 3, dated as of October 28, 2021 and Amendment No. 4, dated as of March 11, 2022). The Company is the sole member of the Borrower.

Pursuant to the Fifth Amendment, in addition to certain other changes, the Facility Amount was increased to a maximum of $800,000,000, instead of a maximum of $700,000,000 in effect prior to the Fifth Amendment Closing Date. As of the Fifth Amendment Closing Date, the sole lender under the LSA remains Wells Fargo Bank with a revolving commitment of $725,000,000.

All capitalized terms used in this subsection of this Current Report on Form 8-K will have the same meaning set forth in the LSA. The description above is qualified in its entirety by reference to the copy of the Fifth Amendment and the conformed LSA, which is filed as Exhibit 10.1 to this current report on Form 8-K and is incorporated herein by reference thereto.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth above under Item 1.01 is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

EXHIBIT NUMBER	DESCRIPTION
10.1	Form of Amendment No. 5 to Loan and Security Agreement, dated as of June 29, 2022, among New Mountain Guardian III SPV, L.L.C., as the borrower, New Mountain Guardian III BDC, L.L.C., as the collateral manager, New Mountain Guardian III BDC, L.L.C., as the equityholder and seller, Wells Fargo Bank, National Association, as the administrative agent and the lenders party thereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW MOUNTAIN Guardian III BDC, L.L.C.

Date: July 1, 2022	By:	/s/ Joseph Hartswell
Name: Joseph Hartswell
Title: Chief Compliance Officer and Corporate Secretary